SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: November 21, 2003

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other jurisdiction of corporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 Continental Boulevard, El Segundo, California	90245-5012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 252-2000

N/A

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired: None

(b)  Pro forma financial information: None

(c)  Exhibits:

This exhibit is furnished pursuant to Item 9 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

99.0	Press release dated November 21, 2003

Item 9.    Regulation FD Disclosure.

On November 21, 2003, Mattel issued a press release regarding an increase in its annual dividend and its share repurchase program, a copy of which is furnished as Exhibit 99.0 hereto. This exhibit is incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC. Registrant

By:
Douglas E. Kerner Senior Vice President and Corporate Controller (duly authorized officer and chief accounting officer)

Date: November 21, 2003

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